CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Fund.


Date:  9/5/03                                     /s/ Philip R. McLoughlin
     -------------------------------              ------------------------------
                                                  Philip R. McLoughlin, Chairman
                                                  (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Fund.


Date:  9/5/03                                      /s/ Nancy G. Curtiss
     -------------------------------               -----------------------------
                                                   Nancy G. Curtiss, Treasurer
                                                   (principal financial officer)